Inventories	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
Inventories	Inventories

	2024	2023
Consumables and reagent	$2,470	$2,472
Work in progress	45	104
Finished goods	4,051	551
	$6,566	$3,127
In 2024, 2023 and 2022, inventories of $10,462, $9,082 and $57,442, respectively, were recognized as an expense during the year and included in ‘direct costs’.
In addition, inventories have been reduced by $736 and $3,137 as a result of the write-down to net realizable value for years ended December 31, 2024 and 2023, respectively. This write-down was recognized as an expense during 2024 and 2023. The write-downs are included in ‘direct costs’.
All inventories are expected to be recovered within one year.